                         GREENWICH STREET SERIES FUND
                        International Equity Portfolio
                           Growth & Income Portfolio
                           Emerging Growth Portfolio
                            Equity Income Portfolio
             (each, a "Portfolio", and together, the "Portfolios")

                     Supplement dated November 27, 2001 to
                        Prospectus dated April 28, 2001

   The following information supplements the disclosure in the Prospectus of the Portfolios listed above. Defined terms have the same meanings as set forth in the Prospectus.

NAME CHANGES

   On October 17, 2001, the Board of Trustees of Greenwich Street Series Fund ("GSS") voted to change the name of certain Portfolios as follows:

Former Name                    New Name
-----------                    --------
International Equity Portfolio Salomon Brothers Variable International Equity Fund
Growth & Income Portfolio      Salomon Brothers Variable Growth & Income Fund
Emerging Growth Portfolio      Salomon Brothers Variable Emerging Growth Fund

ASSIGNMENT OF INVESTMENT ADVISER

   On October 17, 2001, the Board of Trustees of GSS also voted to assign the investment management agreements of each above-mentioned Portfolio from Smith Barney Fund Management LLC ("SBFM") to its affiliate, Salomon Brothers Asset Management Inc. ("SBAM") and to change portfolio management of each above-mentioned Portfolio to a team of portfolio managers (except Salomon Brothers Variable Growth & Income Fund, which will continue to be managed by Michael Kagan). The Portfolios' investment objectives and policies will not be altered in any way, and the current portfolio managers will be key members of the new portfolio management teams created by SBAM.

   SBFM will continue to be the Portfolios' administrator. SBAM is located in Rutherford, New Jersey. SBAM is a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., ("Holdings"). Holdings is a wholly owned subsidiary of Citigroup Inc. SBFM is a wholly owned subsidiary of Holdings.

   The name changes and assignments became effective on November 21, 2001.

INVESTMENT OBJECTIVE, INVESTMENT ADVISORY AGREEMENT AND NAME CHANGES

   In addition, on October 17, 2001, the Board of Trustees of GSS also voted in favor of the following and instructed that they be submitted to the shareholders of Equity Income Portfolio for their approval at a meeting scheduled to be held on December 17, 2001:

      1) To change the Equity Income Portfolio's investment objective so that long-term capital growth is the primary investment objective and current income is a secondary consideration; and

      2) To approve a new investment advisory agreement between GSS, on behalf of Equity Income Portfolio and SBAM, containing substantially the same terms and conditions as the Equity Income Portfolio's current investment advisory agreement with SBFM.

   If the foregoing proposals are approved by shareholders, the Board of Trustees has voted to change the Equity Income Portfolio's name to the Salomon Brothers Variable All Cap Value Fund which does not require shareholder consideration.

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